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                                                                   EXHIBIT 10.13



                    EMPLOYEE SEPARATION AGREEMENT AND RELEASE

         THIS EMPLOYEE SEPARATION AGREEMENT AND RELEASE (the "AGREEMENT") is made and entered into effective as of the "OFFER DATE", for certain purposes, and the "EFFECTIVE DATE", for all other purposes, each as set forth on the signature page hereto, by and between INSITUFORM TECHNOLOGIES, INC., a Delaware corporation, or one of its subsidiaries as shown on the signature page hereto ("EMPLOYER"), and the individual listed on the signature page hereto ("EMPLOYEE").


                              PRELIMINARY STATEMENT

         A. Employee's employment with Employer terminated (or will terminate) as of the date shown on the signature page hereto ("EMPLOYMENT TERMINATION DATE").

         B. Employer and Employee desire to resolve all matters relating to or arising out of Employee's employment by Employer and Employee's subsequent termination.

         C. Employee has been (or is being) provided at least twenty-one (21) days from the offer date set forth on the signature page hereto (the "OFFER DATE") to consider the meaning and effect of this Agreement prior to accepting this Agreement (the "ACCEPTANCE DATE"), except as otherwise provided herein. Employee has been (or hereby is) advised in writing to consult with an attorney prior to executing this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. EMPLOYMENT TERMINATION; ACCEPTANCE. Employee voluntarily resigns all of his executive officer positions and offices with Employer and any of its subsidiaries and plans as of the Offer Date. The employment of Employee by Employer, in any capacity whatsoever, ceased (or will cease) as of the Employment Termination Date, except as provided on the signature page to this Agreement. Any and all right or authority of Employee to act as an agent of Employer, in any manner whatsoever, terminated (or will terminate) on the Offer Date. If Employee does not return a signed copy of this Agreement to Employer by the Acceptance Date (which is 30 days after the date this Agreement was given to Employee), then this Agreement shall be null, void and of no force or effect, except for Employee's resignation from all executive officer positions and offices with Employer and any of its subsidiaries and plans.


         2. SEPARATION PAYMENTS.

            (a) PAYMENTS. As consideration for this Agreement, Employer agrees to pay Employee the amounts set forth on the signature page hereto as shown on the signature page hereto (the "SEPARATION PAYMENTS").

            (b) GENERAL. All Separation Payments shall be made subject to any applicable federal, state and local income tax or other appropriate withholding requirements. Further, the Separation Payments represent all of the compensation (including vacation and severance pay) to which Employee is, or may be, entitled by virtue of Employee's employment and separation from employment with Employer. This Section 2, however, shall have no force or effect if Employee revokes Employee's acceptance of this Agreement pursuant to Section 9 hereof.


                                                      Employee Initials: /s/ JAW
                                                                        --------


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            3. EMPLOYEE REPRESENTATIONS AND RELEASE.

            (a) REPRESENTATIONS. Employee represents and warrants to Employer that (i) Employee (A) has not filed any suit, action, claim, allegation or other proceeding at law or in equity, before any court, governmental agency, arbitration panel or other forum of any nature (an "ACTION") with respect to the matters released below or (B) will not prosecute, and will immediately dismiss with prejudice, any pending Action with respect to the matters released below;
(ii) Employee has not assigned to any other person or entity any right(s) or claim(s) Employee may have against Employer; (iii) in deciding to execute this Agreement (A) no fact, evidence, event or transaction currently unknown to Employee, but which may hereinafter become known to Employee, shall affect in any way or any manner the final or unconditional nature of this Agreement; (B) Employee's execution of this Agreement is a knowing and voluntary act on Employee's part; (C) Employee has read and fully understands the terms of this Agreement, including the final and binding nature and effect of Employee's waiver of rights by execution of this Agreement; and (D) Employee has been provided with time to consult with legal counsel as to the meaning of this Agreement, and Employee has relied solely upon the judgment of Employee's legal counsel in determining to execute this Agreement. In addition, Employee hereby represents and warrants that, to the best of his knowledge, Employee has disclosed to Employer, either on or prior to the Offer Date, any material violation of federal, state, foreign or local criminal law or regulation that is applicable to Employer, any threatened or pending federal, state, foreign or local governmental criminal investigation against Employer and any practice or policy of Employer that may be unlawful under applicable federal, state, foreign or local criminal law.

            (b) WAIVER AND RELEASE. Employee hereby waives any and all rights or claims for liability Employee may now or in the future have against Employer, and its shareholders, directors, officers, employees, agents, affiliates, subsidiaries and predecessors in interest, together with their respective shareholders, directors, officers, employees and agents (collectively, "RELEASED PARTIES") in connection with, relating to or arising out of Employee's employment with Employer (or any Released Parties) or out of the termination of Employee's employment with Employer (or any Released Parties). Further, EMPLOYEE HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY, RELEASES, REMISES, ACQUITS AND FOREVER DISCHARGES RELEASED PARTIES of and from any and all manner of claims, actions, charges, complaints, causes of action, suits, judgments, demands, injuries, damages and agreements (including any specifically listed on the signature page hereto) whatsoever, whether in law or in equity, whether based on contract, statute, tort or strict liability, any alleged rights or claims arising under the National Labor Relations Act; Title VII of the Civil Rights Act of 1964, as amended; Sections 1981 through 1988 of Title 42 of the United States Code, as amended; the Employee Retirement Income Security Act of 1974, as amended (except for claims under Employer's 401(k) Profit Sharing
Plan); the Immigration Reform Control Act; the Americans with Disabilities Act of 1990, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Rehabilitation Act of 1973, as amended; the Fair Labor Standards Act of 1938; the Occupational Safety and Health Act; the Family and Medical Leave Act; other alleged age discrimination or other employment discrimination (including any specifically listed on the signature page hereto), breach of express or implied contract, breach of the covenant of good faith and fair dealing, wrongful discharge, or any other alleged violation of federal, state, or local statutory or common law, whether or not now known or contemplated, which now exist or may hereafter arise from any matter, fact, circumstance, happening or thing whatsoever occurring or failing to occur in connection with, relating to or arising out of Employee's employment with Employer (or any Released Parties) or out of the termination of Employee's employment with Employer (or any Released Parties).

            Except with respect to obligations under this Agreement, or matters which the Employer would not be able to indemnify Employee, Employer hereby releases, gives up and waives any and all rights or claims for liability Employer may now or in the future have against Employee in connection with, relating to or arising out of Employee's employment with Employer. Further, except as excluded above, EMPLOYER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY, RELEASES, REMISES, ACQUITS AND FOREVER DISCHARGES EMPLOYEE of and from any and all manner of claims, actions, charges, complaints, causes of


                                                      Employee Initials: /s/ JAW
                                                                         -------


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action, suits, judgments, demands, injuries, damages and agreements whatsoever, whether in law or in equity, whether based on contract, statute, tort or strict liability, whether or not now known or contemplated, which now exist or may hereafter arise from any matter, fact, circumstance, happening or thing whatsoever occurring or failing to occur in connection with, relating to or arising out of Employee's employment with Employer.

            (c) NATURE OF RELEASE. It is expressly understood and agreed that this Agreement is intended to cover and does cover not only all known losses and damages but any future losses and damages not now known or anticipated but which may later develop or be discovered, including the effects and consequences thereof. It is further expressly understood and agreed that as against Employee this Agreement may be pleaded as a counterclaim to or as a defense in bar or abatement of any action taken by or on behalf of Employee. Employee agrees that neither this Agreement nor performance hereunder constitutes an admission by Employer of any violation of any Employer policy, federal, state or local law, regulation, common law, or any breach of any contract or any other wrongdoing of any type.

         4. COVENANT NOT TO SUE; INDEMNIFICATION. Employee agrees not to enter into any suit, action or other proceeding at law or in equity (including administrative actions), or to prosecute further any existing suit or action that might presently exist, or to make any claim or demand of any kind or nature against any Released Party, in any such case asserting any claim released by Employee by Section 3 of this Agreement, other than an action against Employer to enforce Employee's rights contained herein. If Employee enters into any such suit, action or other proceeding in violation of this Section 4, Employee shall
(i) indemnify, defend and hold the Released Parties harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, action, suits, costs, expenses and disbursements ([including attorneys' fees] and expenses and court costs whether or not litigation is commenced and, if litigation is commenced, during all trial and appellate phases of such litigation) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against any Released Party in any way relating to, arising out of, connected with or resulting from such actions, including any of the matters released hereunder and (ii) immediately return the Separation Payments. Employer shall indemnify Employee to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended, from time to time.

         5. CONFIDENTIALITY; NONSOLICITATION AND NONCOMPETITION.

            (a) CONFIDENTIALITY. Employee acknowledges the competitive nature of the Employer's business and reaffirms Employee's prior written covenant that any information acquired by Employee regarding the Employer's business, its directors, officers and employees (whether or not such information is marked confidential) shall be considered the Employer's confidential information. In furtherance and not limitation of those prior agreements, Employee agrees not to disclose to anyone (other than Employer), or use for Employee's benefit or the benefit of any other person (other than Employer), any marketing documents or information, financial statements, reports, salary information, product cost or price information, technical information, any information relating to production or sales or any other information acquired by Employee regarding Employer's business, its directors, officers, and employees (whether or not such information is marked confidential). Furthermore, Employee agrees to immediately return to Employer all Employer property and any information (including any copies thereof) which Employee has received, prepared or helped to prepare during the course of Employee's employment with Employer.

            (b) NONSOLICITATION. In consideration of the Separation Payments, and in furtherance and not limitation of any prior agreement between Employee and Employer with respect to nonsolicitation matters, Employee acknowledges and agrees that, during the period listed on the signature page hereto, Employee will not, in any manner or at any time, solicit or encourage any person, firm, corporation or other business entity to

                                                      Employee Initials: /s/ JAW
                                                                         -------

                                       3
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cease doing business with Employer or solicit or encourage any employee(s) of
Employer to cease being an employee of Employer.

            (c) NONCOMPETE PERIOD. In consideration of the Separation Payments, and in furtherance and not limitation of any prior agreement between Employee and Employer with respect to noncompete matters, Employee agrees that during the period listed on the signature page hereto, Employee will not engage in or enter the employ of, or have any interest in, directly or indirectly, any other person, firm, corporation or other entity engaged in any business activities competitive with any business carried on by Employer. Although Employer's interests are international in scope, the geographic area for purposes of this restriction shall be the continental United States.

            (d) EQUITABLE RELIEF. Employee acknowledges and agrees that (i) any breach of this Agreement by Employee, including any breach of the terms of this
Section 5, will cause Employer irreparable injury and damage, (ii) the provisions of this Agreement are necessarily of a special, unique and extraordinary nature and (iii) if Employee breaches any such provisions, Employer shall be entitled, in addition to any other remedies and damages Employer could recover as a result of any such breach, to obtain equitable relief, including restraining orders or injunctions, both temporary and permanent, in order to prevent future violation thereof by Employee or any person with whom Employee may be affiliated. Employee hereby waives the claim or defense that Employer has an adequate remedy at law and Employee shall not claim that an adequate remedy at law exists. Further, Employee waives any requirement for Employer to post a bond in connection with any action relating to this Agreement.

            (e) SURVIVAL. The provisions of this Section 5 shall survive any termination of this Agreement.

         6. NONDISCLOSURE; NO DISPARAGING REMARKS; NO RE-APPLICATION. Employee agrees that the terms of this Agreement will not be discussed by Employee with, or otherwise disclosed by Employee to, any person other than Employee's attorney, including any present or former employee of Employer, its shareholders, affiliates, subsidiaries or predecessors in interest. Employee agrees that Employee will not disparage Employer or portray Employer in a negative light. Employee agrees that a breach by Employee of the first or second sentence of this Section will cause harm and damage to Employer that is impossible, or very difficult, to estimate accurately as of the date of this Agreement. Accordingly, Employee agrees to pay to Employer, as liquidated damages (and not as a penalty), an amount equal to the Separation Payments for any (and each) such breach. Employee further agrees, and hereby waives any right to challenge, that such liquidated damages amount (i) is a reasonable forecast of the probable damages resulting from such a breach, (ii) will provide just compensation for such a breach, and (iii) is not unreasonable or disproportionate to the amount of harm anticipated as the result of such breach. Employee agrees not to re-apply for any employment position with Employer without expressly and conspicuously listing this Agreement on any application for such re-employment. Further, Employee agrees that Employer shall not be required to give any consideration to such re-application.

            Employer agrees that Employer will not disparage Employee. For purposes of the foregoing, only statements made by Employer's directors, executive officers and human resource directors will be attributed to Employer.

         7. GENERAL PROVISIONS.

            (a) ENTIRE AGREEMENT. This Agreement incorporates by this reference the Preliminary Statement hereto. Each party represents and warrants that any facts relating to such party that are contained in the Preliminary Statement are true. This Agreement and any agreement, instrument or document to be executed in connection herewith (as referenced herein) contain the parties' entire understanding and agreement with respect to the subject matter hereof (the termination of Employee's employment with


                                                      Employee Initials: /s/ JAW
                                                                         -------

                                       4
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Employer and the release of any potential related claims). Any discussions, agreements, promises, representations, warranties or statements between the parties or their representatives (whether or not conflicting or inconsistent) that are not expressly contained or incorporated herein shall be null and void and are merged into this Agreement, except that any confidentiality agreement, noncompete agreement, invention assignment, stock option agreement or other agreement between Employer and Employee, expressly covering a party's rights after termination of employment, shall remain in full force and effect, in accordance with its terms, after the execution of this Agreement, including those specifically listed on the signature page hereto.

             (b) MODIFICATION, AMENDMENT AND WAIVER. Neither this Agreement, nor any part hereof, may be modified or amended orally, by trade usage or by course of conduct or dealing, but only by and pursuant to an instrument in writing duly executed and delivered by the party sought to be charged therewith. No covenant or condition of this Agreement can be waived, except by the written consent of the party entitled to receive the benefit thereof. Forbearance or indulgence by a party in any regard whatsoever shall not constitute a waiver of a covenant or condition to be performed by the other party to which the same may apply, and, until complete performance by such other party of such covenant or condition, the party entitled to receive the benefit thereof shall be entitled to invoke any remedy available to it under this Agreement, at law, in equity, by statute or otherwise, despite such forbearance or indulgence.

             (c) SUCCESSORS, ASSIGNS AND THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except as expressly provided herein, neither this Agreement nor any rights hereunder may be assigned or transferred, and no duties may be delegated, by any party hereto without the prior written consent of all other parties hereto. Each affiliate of Employer (and their predecessors, successors and assigns) shall be a third party beneficiary of this Agreement, as if such affiliate was the "Employer" hereunder.

             (d) CONSTRUCTION. This Agreement shall not be construed more strictly against one party than against another party merely by virtue of the fact that this Agreement may have been physically prepared by such party, or such party's counsel, it being agreed that all parties, and their respective counsel, have mutually participated in the negotiation and preparation of this Agreement. Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any person include such person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; (iii) references to one gender include all genders; (iv) "including" is not limiting; (v) "or" has the inclusive meaning represented by the phrase "and/or"; (vi) the words "hereof", "herein", "hereby", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (vii) article, section, subsection, clause, exhibit and schedule references are to this Agreement unless otherwise specified; (viii) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof; and (ix) general or specific references to any law means such law as amended, modified, codified or re-enacted, in whole or in part, and in effect from time to time.

             (e) GOVERNING LAW. All questions with respect to the formation and construction of this Agreement, and the rights and obligations of the parties hereto, shall be governed by and determined in accordance with the laws of the State identified on the signature page hereto, which are applicable to agreements entered into and performed entirely within such State, without giving effect to the choice or conflicts of law provisions thereof. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.


                                                      Employee Initials: /s/ JAW
                                                                         -------

                                       5
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             (f) SEVERABILITY. If any Section (or part thereof) of this
Agreement is found by a court of competent jurisdiction to be contrary to, prohibited by or invalid under any applicable law, such court may modify such Section (or part thereof) so, as modified, such Section (or part thereof) will be enforceable and will to the maximum extent possible comply with the apparent intent of the parties in drafting such Section (or part thereof). If no such modification is possible, such Section (or part thereof) shall be deemed omitted, without invalidating the remaining provisions hereof. No such modification or omission of a Section (or part thereof) shall in any way affect or impair such Section (or part thereof) in any other jurisdiction. If, in the sole judgement of Employer, a Section (or part thereof) of this Agreement is so modified or omitted in a manner which eliminates a substantial part of the benefit intended to be received by Employer hereunder, then Employer may rescind this Agreement and Employee shall immediately return to Employer any consideration paid hereunder.

             (g) CAPTIONS. The captions, headings and titles of the various Sections of this Agreement are for convenience of reference only, and shall not be deemed or construed to limit or expand the substantive provisions of such Sections.

             (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute a single agreement.

                              [signature page next]


                                                      Employee Initials: /s/ JAW
                                                                         -------



                                       6
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         8. REVIEW BY EMPLOYEE. Employee acknowledges that this Agreement has been reviewed in detail with Employee, that its language and intended effect have been explained, and that Employee has reviewed this Agreement with an attorney of Employee's choice. Employee also acknowledges that Employee has voluntarily entered into this Agreement of Employee's own free will based only upon the terms and conditions set out herein.

         9. EMPLOYEE'S RIGHT TO REVOKE. Employee may revoke this Agreement for a period of seven (7) days after execution by Employee, and this Agreement shall not become effective or enforceable until such period has expired, except Employee's resignation from all executive officer positions and offices with Employer and any of its subsidiaries and plans shall be effective on the Offer Date and shall be irrevocable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Offer Date.

EMPLOYEE:                                          EMPLOYER:

                                                   INSITUFORM TECHNOLOGIES, INC.
     /s/ Joseph A. White
-------------------------------------
Print Name: Joseph A. White                        By: /s/ Thomas S. Rooney, Jr.
                                                       -------------------------
SSN:                                               Name:  Thomas S. Rooney, Jr.
Address:                                           Title: President and CEO


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State Governing Law:        Missouri
Specifically Release State  Missouri Human Rights Act, Mo. Rev. Stat. ss.213.010
                            et seq., Missouri's Workers' Compensation
Statutes:                   Law, Mo. Rev. Stat. ss.287.010 et seq., and the
                            Missouri Service Letter Statute, Mo. Rev. Stat.
                            ss.290.140
--------------------------------------------------------------------------------
Specifically Surviving      Non-Disclosure and Non-Competition Agreement signed
                            August 17, 1999;  Employee Confidentiality
Agreements:                 Agreement signed August 17, 1999;  Business Code of
                            Conduct booklet signed August 17, 1999; Non-
                            Competition referenced in your offer letter of
                            August 19, 1999;  Confidentiality Agreement dated
                            January 4, 2000;  Confidentiality, Work Product and
                            Non-Competition Agreement signed April 17, 2002
--------------------------------------------------------------------------------
Nonsolicitation Period:     Through March 31, 2006
Noncompete Period:          Through March 31, 2006
--------------------------------------------------------------------------------
Employment   March 31, 2004 Employee will cease being an executive
Termination                 officer of Employer on December 4, 2003, but will
Date:                       be an employee of Mississippi Textiles Corporation
                            until the Employment Termination Date, unless terminated for cause. Until the Employment
                            Termination Date, Employee will make himself available to Employer for assistance in transition matters. Employer agrees that Employee may accept a full time position with another employer prior to the Employment Termination Date, provided that Employee makes himself available to Employer for assistance in transition matters. Employee will receive his current salary and benefits through this day. Employee will have option of purchasing COBRA medical/dental coverage after the Employment
                            Termination Date. Any vested options that Employee holds unexercised on the Offer Date will remain exercisable until the Employment Termination Date, but any options or other stock awards that are unvested on the Offer Date will be cancelled and forfeited by Employee to Employer. Employee acknowledges and agrees that he will remain subject to Employer's insider trading policy, which includes compliance with all blackout periods.


                                                     Employee Initials: /s/ JAW
                                                                        --------
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Offer Date:              December 4, 2003
Acceptance Date:         January 4, 2004
Effective Date:          January 14, 2004

                           [signature page continued]

--------------------------------------------------------------------------------
Separation Payment(s):   $107,834     Lump sum payment subject to satisfactory
                                      work performance during December 4, 2003--
                                      March 31, 2004 time period. Lump sum
                                      payment to be made on or about March 31,
                                      2004.
--------------------------------------------------------------------------------
Vacation Pay:    Employer agrees to pay Employee any earned but unused vacation as of Employee's Termination Date. Vacation earned will be at the rate of 1.25 days per month.


                                                      Employee Initials: /s/ JAW
                                                                        --------


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